                               NEW LONDON TRUST, F.S.B.
                               (CONNECTICUT DIVISION)
                               (ACQUIRED BY WESTBANK CORPORATION)

                               Statements of Assets Acquired and Liabilities Assumed as of October 29, 1999 and Historical Summary of Revenues and Operating Expenses for the period from January 1, 1999 through October 29, 1999 and Independent Auditors' Report

                 NEW LONDON TRUST, F.S.B. (CONNECTICUT DIVISION)
                       (ACQUIRED BY WESTBANK CORPORATION)


INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
   Westbank Corporation:

We have audited the accompanying Statements of Assets Acquired and Liabilities Assumed as of October 29, 1999 and Historical Summary of Revenues and Operating Expenses for the period from January 1, 1999 through October 29, 1999 (collectively, the "Statements") of New London Trust, F.S.B.'s - Connecticut Division (acquired by Westbank Corporation from New London Trust F.S.B.). These Statements are the responsibility of the Westbank Corporation's management. Our responsibility is to express an opinion on these Statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statements were prepared for inclusion in the Form 8-K of Westbank Corporation on the basis of presentation as described in Note 1, and are not intended to be a complete presentation of New London Trust F.S.B.'s (Connecticut Division) assets, liabilities, revenue and expenses.

In our opinion, the Statements referred to above present fairly, in all material respects, the assets and liabilities acquired as of October 29,1999 and the gross revenues and operating expenses for the period from January 1, 1999 through October 29, 1999 of New London Trust, F.S.B.'s (Connecticut Division) on the basis of presentation as described in Note 1, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts

December 28, 1999

NEW LONDON TRUST, F.S.B. (CONNECTICUT DIVISION)
  (ACQUIRED BY WESTBANK CORPORATION)

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
OCTOBER 29, 1999
--------------------------------------------------------------------------------

ASSETS
Cash and equivalents                                             $ 18,792,726
Loans receivable (net of allowance for loan losses of
  $1,667,740)                                                      83,894,910
Other real estate owned (net of allowance for loss
  of $57,050)                                                         498,409

Premises and equipment, net                                         1,877,142
Accrued interest receivable and other assets                          994,890



                                                                 ------------
TOTAL                                                            $106,058,077
                                                                 ============



LIABILITIES
Demand deposits                                            $  3,756,329

Savings deposits                                             16,949,694
NOW deposits                                                  6,890,770
Money market deposits                                         7,964,434
Certificates of deposit                                      69,954,602
                                                           ------------

           Total deposits                                   105,515,829
Accrued interest payable and other liabilities                  295,380
Advances from borrowers for taxes and insurance                 246,868


Commitments and Contingencies (Note 6)



                                                           ------------
TOTAL                                                      $106,058,077
                                                           ============

The accompanying notes are an integral part of these Statements

NEW LONDON TRUST, F.S.B. (CONNECTICUT DIVISION)
  (ACQUIRED BY WESTBANK CORPORATION)

HISTORICAL SUMMARY OF REVENUES AND OPERATING EXPENSES
PERIOD FROM JANUARY 1, 1999 THROUGH OCTOBER 29, 1999
--------------------------------------------------------------------------------

INTEREST INCOME:
  Loans receivable                                             $ 5,682,716
  Securities                                                       973,767
                                                               -----------

          Total interest income                                  6,656,483

INTEREST EXPENSE:
  Deposits                                                       3,791,729
                                                               -----------

NET INTEREST INCOME                                              2,864,754

PROVISION FOR LOAN LOSSES                                          192,000
                                                               -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES              2,672,754
                                                               -----------

NONINTEREST INCOME:
  Service charges on deposit accounts                              137,154
  Loan servicing fees                                               73,396
  Loss on sales of interest-earning assets, net                   (182,738)
  Other                                                            189,710
                                                               -----------

           Total noninterest income                                217,522
                                                               -----------

NONINTEREST EXPENSE:
  Salaries and employee benefits                                 1,861,786
  Occupancy                                                        208,319
  Equipment                                                        195,711
  FDIC deposit insurance premiums                                   21,278
  Real estate foreclosure and holding costs                         28,752
                                                               -----------


          Total noninterest expense                              2,315,846
                                                               -----------


NET HISTORICAL REVENUES AND OPERATING EXPENSES                 $   574,430
                                                               ===========

The accompanying notes are an integral part of these Statements

NEW LONDON TRUST, F.S.B.  (CONNECTICUT DIVISION)
  (ACQUIRED BY WESTBANK CORPORATION)

NOTES TO STATEMENTS
--------------------------------------------------------------------------------

1.    NATURE OF BUSINESS

      Effective October 29, 1999, Westbank Corporation ("Westbank") through its subsidiary Cargill Bank, acquired certain assets and assumed certain deposits and other liabilities recorded at and allocated to banking branches of New London Trust, F.S.B. ("NLT") located in Northeast Connecticut ("Connecticut Division"), pursuant to an Acquisition Agreement (the "Acquisition Agreement") dated April 12, 1999.

      The accompanying Statements have been prepared from the books and records of NLT for the purpose of presenting the assets and liabilities acquired by Westbank, pursuant to the Acquisition Agreement, and historical revenues and expenses of the operations of the Connecticut Division for the period from January 1, 1999 through October 29, 1999.

      Certain revenues and expenses reflected in the Historical Summary of Revenues and Operating Expenses include allocations, which were based on average net asset or liability balances and head count of personnel by geographic location. These allocations include interest and dividend income on investment securities, other non-interest income, salaries and employee benefits, occupancy expenses and other miscellaneous expenses. The allocations do not include income tax or the amortization of intangibles. Management believes the foregoing allocations are reasonable; however, the allocations are not necessarily indicative of the amounts which would have been incurred on a stand-alone basis.

      The financial information included herein may not necessarily reflect the financial position and results of operations of the Connecticut Division in the future, the effect of any fair value adjustments, exclude certain disclosures due to the lack of information on a divisional basis or what the financial position and results of operations the Connecticut Division would have been had they been a separate, stand-alone entity.

      NLT was a federally chartered savings bank. NLT originated commercial, residential real estate and installment loans to its customers, with a significant portion of those loans collateralized by real estate located in its primary market areas, which included New Hampshire and Northeast Connecticut. The inherent risk in this focus of operations is that as a result of this concentration, the Connecticut Division could be adversely impacted by declines in Northeast Connecticut's real estate and tourism markets.

      NLT was subject to regulation by the Office of Thrift Supervision ("OTS") and the Federal Reserve Board. At periodic intervals, these regulators examined NLT's financial condition as part of their legally prescribed oversight function.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ESTIMATES - In preparing the Statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses. Actual results could differ significantly from those estimates. Estimates which are particularly susceptible to significant changes in the near-term relate to the determination of the allowance for loan losses and the valuation of foreclosed real estate. In connection with the determination of the allowance for loan losses and the valuation of foreclosed real estate, independent appraisals were obtained for significant properties.

      SECURITIES - Gains and losses on the sale of securities were recorded on the trade date by specific identification of the security sold.

      LOANS - Loans are stated at the principal amounts outstanding, less the allowance for loan losses and net deferred loan origination fees. Interest income on loans is recorded on the accrual basis. Loans were placed on nonaccrual status when management believed that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, was such that collection of interest or principal was doubtful. When a loan was placed on nonaccrual status, all interest previously accrued but not collected was reversed against the then current-period interest income. Interest accruals were resumed on such loans only when they were brought fully current with respect to interest and principal, had performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the loans were estimated to be fully collectible as to both principal and interest.

      A loan was recognized as impaired when it was probable that principal and/or interest were not collectible in accordance with the contractual terms of the loan. When a loan was considered impaired, it was placed on nonaccrual status. Income was recorded using the income recognition principles outlined below. Measurement of impairment was based on the present value of expected future cash flows discounted at the loan's effective interest rate, or, at the loan's observable market price or the fair value of the collateral, if the loan was collateral-dependent. Small homogenous loans such as consumer loans and credit cards were not separately reviewed for impaired status. These loans typically were for maturities less than five years and required monthly payments. Separate allocations of the allowance for loan losses were made based upon trends and prior loss experience and composition of credit risk in these types of loans. This evaluation was inherently subjective as it required material estimates that may be susceptible to significant change.

      If the fair value of the impaired loan was less than the related recorded amount, a specific valuation allowance was established or, if the impairment was considered to be permanent, a write-down was charged against the allowance for loan losses.

      LOAN ORIGINATION FEES - Loan origination fees and related direct loan origination costs were offset and the resulting net amount was taken into interest income as a loan yield adjustment over the estimated lives of the related loans using a method which approximated the level-yield method.

      ALLOWANCE FOR LOAN LOSSES - The allowance for loan losses established through a provision for loan losses charged to earnings represents the amount which, in management's judgment, is necessary to absorb potential losses on loans that may become uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. Loans were charged against the allowance when determined to be uncollectible. While management believes it used the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ substantially from the assumptions used in making the evaluation. This evaluation is inherently subjective, as it requires material estimates including the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change. In addition, various regulatory agencies, as an integral part of their examination process, review the allowance for loan losses. Such agencies may require additions to the allowance based on judgments different from those of management.

      Prior to foreclosure, the value of the loan was written down to the appraised value of the underlying collateral, less costs to sell, by a charge to the allowance for loan losses, if necessary.

      OTHER REAL ESTATE OWNED - Other real estate owned includes properties acquired through foreclosure. Foreclosed assets were carried at the lower of the recorded investment in the defaulted loans, or the fair value of the assets less estimated costs to sell. Losses at the date of transfer were charged to the allowance for loan losses. Thereafter valuations were periodically performed by management and an allowance for losses on real estate was established by a charge to earnings if the carrying value of a property exceeded its estimated net fair value.

      The amounts Westbank ultimately recovers from such foreclosed real estate could differ materially from the amounts used in arriving at the net carrying value of the assets because of future market factors beyond Westbank's control or changes in Westbank's strategy for recovering its investment.

      PREMISES AND EQUIPMENT - Premises and equipment were stated at cost, less accumulated depreciation and amortization. Depreciation and amortization were provided on straight-line and various accelerated methods, computed over the estimated useful lives of the assets which ranged from two to twenty-five years. Expenditures for replacements or major improvements were capitalized; expenditures for normal maintenance and repairs were charged to earnings as incurred. Upon the sale or retirement of equipment, the cost and accumulated depreciation and amortization were removed from the respective accounts and any gain or loss was included in earnings.

3.    LOANS AND ALLOWANCE FOR LOAN LOSSES

      Major classifications of loans are summarized as follows:

Commercial loans                             $  3,495,047
Residential real estate mortgages              63,945,558
Commercial real estate mortgages               16,116,236
Installment loans                               2,014,879
                                             ------------
                                               85,571,720

Deferred loan origination fees                     (9,070)
Less allowance for loan losses                 (1,667,740)
                                             ------------
Loans, net                                   $ 83,894,910
                                             ============

Changes in the allowance for loan losses are shown below:

Balance, beginning of year                                           $ 1,759,384
Provision for loan losses                                                192,000
Loan recoveries, net of charge off and adjustments                      (283,644)
                                                                     -----------

Balance, end of year                                                 $ 1,667,740
                                                                     ===========

      For the period ended October 29, 1999, the recorded investments in loans that are considered to be impaired amounted to approximately $1,163,000, of which $1,074,000 were on a nonaccrual basis. The impaired loans do not have a specific allowance for credit losses. The average recorded investments in impaired loans during the period ended October 29, 1999 amounted to approximately $1,263,000.



4.    OTHER REAL ESTATE OWNED

      The carrying value of other real estate owned assets is summarized as follows:

Other real estate owned                                               $ 555,459
Valuation allowance                                                     (57,050)
                                                                      ---------

Total                                                                 $ 498,409
                                                                      =========

      Activity in the allowance for losses for real estate for the period ended October 29 is as follows:

Balance, beginning of the year                                         $ 69,242
Provision for losses                                                       --
(Charge-offs) recoveries, net                                           (12,192)
                                                                       --------

Balance, end of year                                                   $ 57,050
                                                                       ========

5.    PREMISES AND EQUIPMENT

      Premises and equipment are summarized below:

         Land, buildings and improvements                          $ 2,526,477
         Equipment and fixtures                                      1,500,494
                                                                   -----------
                                                                     4,026,971


         Less accumulated depreciation and amortization             (2,149,829)
                                                                   -----------

         Premises and equipment, net                               $ 1,877,142
                                                                   ===========


      Depreciation expense was $137,000 for the period ended October 29, 1999.

6.    COMMITMENTS AND CONTINGENCIES

      NLT entered into commitments to extend credit in the normal course of business in order to meet the financing needs of its customers. NLT's exposure to loss in the event of nonperformance by the other party for commitments to extend credit was represented by the contractual notional amount of those instruments. NLT used the same credit policies in making commitments as it did for on-balance sheet instruments. Commitments to extend credit were agreements to lend to a customer as long as there was no violation of any condition established in the contract. Commitments generally had fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments were expected to expire without being drawn upon, the total commitment amounts did not necessarily represent future cash requirements. NLT evaluated each customer's creditworthiness on a case-by-case basis. Substantially all of NLT's commitments to extend credit were generally collateralized by real estate mortgages, if funded.

      NLT was also subject to various claims and legal actions in the ordinary course of business. In the opinion of management, the resolution of any such matters did not have a material effect on the Statements.

                                  * * * * * * *